Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of VimpelCom Ltd. (the “Company”), does hereby certify to such officer’s knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2010 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2011

By:	/s/ Alexander Izosimov
Name:	Alexander Izosimov
Title:	Chief Executive Officer

Date: June 30, 2011

By:	/s/ Cornelis Hendrik van Dalen
Name:	Cornelis Hendrik van Dalen
Title:	Chief Financial Officer